                                                                   EXHIBIT (24)


                               POWERS OF ATTORNEY


                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John F. Ward and Christopher M. Champion, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities indicated below his signature in which the undersigned serves as an officer or director of Russell Corporation, to sign the Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 of Russell Corporation for the fiscal year ended December 29, 2001, including all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


         DATED this 15th day of March 2002.


                                             /s/ Herschel M. Bloom
                                             ---------------------------------
                                                 Herschel M. Bloom
                                                      Director

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John F. Ward and Christopher M. Champion, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities indicated below his signature in which the undersigned serves as an officer or director of Russell Corporation, to sign the Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 of Russell Corporation for the fiscal year ended December 29, 2001, including all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

         DATED this 15 day of March 2002.


                                                        /s/ Tim Lewis
                                                      ------------------
                                                          Tim Lewis
                                                           Director

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John F. Ward and Christopher M. Champion, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities indicated below his signature in which the undersigned serves as an officer or director of Russell Corporation, to sign the Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 of Russell Corporation for the fiscal year ended December 29, 2001, including all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

         DATED this 15th day of March 2002.


                                                        /s/ C.V. Nalley III
                                                      ------------------------
                                                          C.V. Nalley III
                                                              Director

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John F. Ward and Christopher M. Champion, and each of them, her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities indicated below her signature in which the undersigned serves as an officer or director of Russell Corporation, to sign the Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 of Russell Corporation for the fiscal year ended December 29, 2001, including all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granted unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

         DATED this 15th day of March 2002.


                                                /s/ Margaret M. Porter
                                       -----------------------------------------
                                                  Margaret M. Porter
                                                       Director

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John F. Ward and Christopher M. Champion, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities indicated below his signature in which the undersigned serves as an officer or director of Russell Corporation, to sign the Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 of Russell Corporation for the fiscal year ended December 29, 2001, including all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

         DATED this 15th day of March 2002.


                                                  /s/ Ronald G. Bruno
                                       -----------------------------------------
                                                    Ronald G. Bruno
                                                       Director

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John F. Ward and Christopher M. Champion, and each of them, her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities indicated below her signature in which the undersigned serves as an officer or director of Russell Corporation, to sign the Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 of Russell Corporation for the fiscal year ended December 29, 2001, including all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

         DATED this 15th day of March 2002.


                                                /s/ Mary Jane Robertson
                                       -----------------------------------------
                                                  Mary Jane Robertson
                                                       Director

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John F. Ward and Christopher M. Champion, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities indicated below his signature in which the undersigned serves as an officer or director of Russell Corporation, to sign the Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 of Russell Corporation for the fiscal year ended December 29, 2001, including all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

         DATED this 16th day of March 2002.


                                                   /s/ John A. White
                                       -----------------------------------------
                                                     John A. White
                                                       Director

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John F. Ward and Christopher M. Champion, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities indicated below his signature in which the undersigned serves as an officer or director of Russell Corporation, to sign the Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 of Russell Corporation for the fiscal year ended December 29, 2001, including all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

         DATED this 20th day of March 2002.



                                                    /s/ John R. Thomas
                                                    ----------------------------
                                                        John R. Thomas
                                                          Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints John F. Ward and Christopher M. Champion, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities indicated below his signature in which the undersigned serves as an officer or director of Russell Corporation, to sign the Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 of Russell Corporation for the fiscal year ended December 29, 2001, including all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


          DATED this 21st day of March.


                                              /s/ Benjamin Russell
                                        --------------------------------------
                                                  Benjamin Russell
                                                      Director